Analyst Day 2016 September 15, 2016 Viavi Solutions Exhibit 99.2

Safe Harbor Forward-looking statements are all statements we make other than those dealing specifically with historical matters which include, among other things, financial guidance. Please refer to the Company’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K filed August 30, 2016 for additional factors that could cause actual results to materially differ from current expectations. The forward-looking statements included in this presentation are valid only as of today’s date except where otherwise noted. Viavi Solutions Inc. undertakes no obligation to update these statements. This presentation and the Q&A that follows include non-GAAP financial measures which complement the Company’s consolidated GAAP financial statements. These non-GAAP financial measures are not intended to supersede or replace the Company’s GAAP financials. We provide a detailed reconciliation of GAAP results to the non-GAAP results at the end of this presentation. This presentation is located in the Investor Relations section of our web site at www.viavisolutions.com.

Time Event Presenter 9:00 - 9:05 am Welcome/Agenda Bill Ong 9:05 -10:00 am Viavi Overview Network Service Enablement Strategy Optical Security and Performance Products Strategy Oleg Khaykin 10:00 - 10:15 am Q&A Bill Ong 10:15 - 10:30 am Break 10:30 - 10:50 am Financial & Capital Allocation Model Amar Maletira 10:50 - 11:00 am Closing Summary Oleg Khaykin 11:00 - 11:30 am Q&A Bill Ong 11:30 - 12:00 pm NSE/OSP Demo/Product Showcase Oleg Khaykin 12:00 - 1:00 pm Lunch Agenda

Analyst Day 2016 Oleg Khaykin, President and CEO Amar Maletira, Executive Vice President and CFO September 15, 2016 Viavi Solutions

Viavi Today Leader in Network Service Enablement and Optical Security and Performance Applications Our NSE products and solutions help service providers and IT organizations optimize and maintain their networks Test and Measurement Service Activation & Assurance Performance Management Our OSP group are renown experts in the manipulation of light, providing coatings and pigments for AMI* specialty applications Anti-counterfeiting and optical security Optical sensing Thin film optical coating *Automotive, Military & Industrial

Created Through Acquisitions Viavi Genealogy Deep Roots in Instrumentation and Optics for Much of Our History + Applied Digital Access + + + + JDS Fitel Uniphase + = = + + + + + + + 2006 to 2009 2005 2000 1998 1974 1923 1999 2014 2010 to 2013 1948 NE SE OSP Network Tools Business Network Solutions Business

Recent Revenue and Profitability Dynamics NSE OSP Viavi NSE BU operating income negatively impacted by funding of company’s “growth” initiatives OSP business is highly profitable and was helped by above average demand during FY16 The recent growth rate is not sustainable without major diversification and investment GM% OM% $M

Management Perspective on Viavi Today Viavi composed of two profitable mature businesses and a number of growth initiatives in various stages of evolution and profitability Test and Measurement Instruments (NE) and Anti-Counterfeiting Pigments (OSP) generate most of the revenue and profit, but are slow growth, mature segments To drive growth, company deployed M&A and internal investment to enter higher-growth market segments Acquisition of a service assurance product line from Agilent and several early stage companies created a Service Enablement segment Internal investment in core OSP technologies targeted AMI* and emerging 3D sensing applications Acquisition of numerous early-stage companies significantly impacted NSE BU performance Underperformance and a continuing need for significant additional investment to support multiple acquisitions Declining Legacy Assurance business placed further pressure on profitability Allocating investment outside the core T&M Instrumentation business risked weakening our leadership position OSP BU is outperforming, but facing near-term revenue headwinds as customer demand settles into new equilibrium (*Automotive, Military & Industrial)

Current growth strategy needs to be revised in order to improve operating leverage Focus on gaining share in Test and Measurement Instrumentation via organic and inorganic means Significant Sales, Marketing and R&D leverage Narrowed focus in SE to complement and reinforce NE Expand OSP addressable markets by leveraging core technologies into new/adjacent applications Company’s operating footprint and infrastructure too complex (and higher cost) for its scale Mainly driven by NSE – a legacy of many acquisitions Broad product portfolio and diverse customer base adding to complexity Sub-optimal OPEX productivity Lack of integration and standardized business management processes drive inefficiencies within some functions and across the organization Duplication of efforts and responsibilities across multiple functions Need to improve sales resource allocation and more effectively leverage channel partner initiative Management Perspective on Viavi Today

Network Service Enablement Strategy

Viavi Today Leader in Network Service Enablement and Optical Security and Performance Applications Our NSE products and solutions help service providers and IT organizations optimize and maintain their networks Test and Measurement Service Activation & Assurance Performance Management Our OSP group are renown experts in the manipulation of light, providing coatings and pigments for AMI* specialty applications Anti-counterfeiting and optical security Optical sensing Thin film optical coating *Automotive, Military & Industrial

NSE Provides Solutions for Every Stage of the Network Lifecycle Customer Quality of Experience Build Certify Activate Monitor Plan Manage Self-Optimize Field Instruments Lab Instruments Physical Network (Control/Data Plane) Transport Session (Control/Data Plane) Data Link Presentation Application NE – Network Enablement Segment Cost-Effective Workflow value proposition Lab and Field Instruments Mature, slow growth market SE – Service Enablement Segment Network self-optimization and user experience value proposition Virtualized instruments/Assurance Above-average market growth Assurance/Optimization

Service Enablement SAM Larger Than Network Enablement and Growing Faster NE SAM $M 2016-19 CAGR SE SAM $M NSE SAM ($M) 2016-19 CAGR All CAGR values CY 2015-18 6,040 Service Providers Field and Lab Instruments 7% 7% 12% 3% 3% 5% 3% 9% 7% 12% Source: Viavi market model All CAGR values CY 2015-18; Source: Viavi market model

However, SE is a Highly Fragmented and Very Crowded Segment Viavi is a Recent Entrant With Small Share Across Multiple Applications 20% 40% 60% 80% 100% Legacy Wireline MA&A Geo LI Centralized SON Video / Res. BB EA RAN solution 2G/3G Optimization RAN Planning Analytics Service Management Performance Monitoring Viavi Lacks Scale to be Profitable as a Broad-Based Player in SE Viavi Competitors

Very Different Picture in Network Enablement Opportunity to Exploit Favorable Near-Term Market Dynamics to Gain Share Globally Strong Global Market Position in Instruments Strong Portfolio with New & Exciting Products in FY17 Favorable Near-Term Market Dynamics #2 in Fiber #1 in Metro #1 in Cable #1 in Access

Strategic Considerations for NSE Business Strategic Options Pros Cons 1. Stay the course à “Maintain NE, Big SE” Higher top line growth over the next several years Exploit synergies between NE and SE to capture share in NFV/SDN evolution Strategic customer stability Drag on operating performance due to required significant continued investment Sub-scale “Mile wide and inch deep” 2. Double down on NE; exit SE à “Big NE, No SE” Significant improvement in operating performance in near term Lower business complexity Significant negative impact on customer commitments and relationships Negative long term impact to the competitiveness of NE product roadmaps Significant revenue decline and lower growth 3. Double down on NE; highly focused strategy in SE: Leverages NE market position and scale Complementary and synergistic with NE instruments à “Big NE, Focused se” Significant improvement in operating performance in medium term Competitive, forward looking NE product roadmaps Protects relationships with major customers Retain critical S/W skillset Slower cost reduction timeline to mitigate negative impact on customers and preserve value Completing SE commitments (directly or through partners) to minimize customer impact Scaling down current SE business in a disciplined and non-disruptive/non-value destructive manner Strategy Going Forward – “Big NE, Focused se”

Customer Quality of Experience Build Certify Activate Monitor Plan Manage Self-Optimize Physical Network (Control/Data Plane) Transport Session (Control/Data Plane) Data Link Presentation Application Assurance/Optimization Focused Virtualized Instruments/Assurance Invest in “focused se” where there is tight integration and synergies with “Big NE” Partner with market leaders up-stack Partner/ Buy / Build What Does “Big NE, Focused se” Mean? Lab Instruments Field Instruments Lab & Field Instruments Defend and grow market leadership Cost-Effective Workflow Consolidate mature Physical Instrumentation space Build / Buy Grow From Areas of Strength

“Big NE, focused se” Aligned with Industry Macro Trends Domain - Based Product Portfolio Wired Access Wireless Access Ethernet Fiber Lab Cross-Domain Hardware Platform Instrument Consolidation Virtualization Hardware/Software Consolidation Cloud-Based Data Consolidation/ Correlation Location SON xHaul Mobile Core Data Center 1 2 3 Maintain Physical & Virtual Instruments Technology Innovation Focused SE with integrated Instrument Virtualization All NSE Data Consolidated/Correlated in Cloud Core NE & Focused se Core Physical Instruments Best of Breed Core Portfolio (NE) SP & Enterprise Assurance (SE)

Three Phase Strategy Roadmap Domain-Based Product Portfolio (NE & SE) Hardware/Software Consolidation (NSE) Cloud-Based NSE Data Consolidation/ Correlation FY16 FY17/18 FY18/19 #1 in Lab and Field Instruments Across Service Providers 1 2 3 Reduce # Instruments platforms, consolidate instruments hardware and software platform Deliver Workflow-Optimization via Hardware/Software Focused “se” Software aligned with Virtualized Instruments #1 in Lab and Field Physical Instruments Cost-Effective Workflow #1 in Virtualized T&M/Assurance Real-Time Network Self Optimization & User Experience Assurance

Corporate Development Framework to Build Scale and Operating Leverage “Go Deep” (NE) “Go Wide” (SE) I Viavi Today (SE, NE) II (se, NE) III (se, NE) Scale Curve S = Scale Slope 65-85% OPEX as % of Revenue Revenue R1 2xR1 4xR1 c1 c2 c3

Optical Security and Performance Products Strategy

Viavi Today Leader in Network Service Enablement and Optical Security and Performance Applications Our NSE products and solutions help service providers and IT organizations optimize and maintain their networks Test and Measurement Service Activation & Assurance Performance Management Our OSP group are renowned experts in the manipulation of light, providing coatings and pigments for AMI* specialty applications Anti-counterfeiting and optical security Optical sensing Thin film optical coating *Automotive, Military & Industrial

End Market Applications CY 2015 CAGR Anti-Counterfeiting $ 500M 3% - 5% High-Performance Interference Pigments $150M 6% Thin Film Optical Coatings $ 450M 9% Total SAM $1,100M 5% - 7% Targeting $1B+ High-Performance, High-Margin Applications Source: Industry reports, Viavi estimates

Two Proprietary Technologies Drive OSP Business Proprietary Anti-Counterfeiting Pigments State-of-the-art vacuum roll coating technology Engineered materials – Color through physics Proprietary IP Sophisticated process control and tight security Key Differentiators

Two Proprietary Technologies Drive OSP Business Advanced Optical Coatings High-transmission magnetron sputtering Deep blocking over wide spectral ranges: UV to mid-infrared (220nm to 5µ) Deposition on glass substrate or CMOS wafers Precise edge placement Key Differentiators

1. Defend and expand core anti-counterfeiting business Proprietary technology enabling banknote features that are difficult to counterfeit Proprietary high volume manufacturing process and high security supply chain Long term strategic customer partnerships Trusted partner for currency in over 100 countries and over 300 denominations 2. Leverage core Pigment and Optical Coating technologies to expand into high value existing and emerging AMI* applications Automotive pigments Defense & Aerospace 3D sensing 3. Selectively target emerging high volume consumer 3D sensing applications Proprietary, differentiated and protected IP 4. Capital investment discipline and operational excellence Capacity expansion backed by hard customer commitments Low-cost, high-volume manufacturing base in Asia OSP Strategy *Automotive, Military & Industrial

1. Defend and Expand Core Anti-Counterfeiting Business OVPTM OVMPTM

2. Diversification Opportunities in High-Value AMI* Segments Unique special effect pigments ChromaFlair® SpectraFlair® Color design services Color trend forecasting Automotive Effect Pigments Sensors and Display Sensor Technology for: Natural User Interface Blind Spot Monitoring Display Technology Anti-reflective Coatings, Ambient Light Sensors Heads-up Display, IR Vision Systems *Automotive, Military & Industrial

2. Diversification Opportunities in High-Value AMI* Segments Laser Eye Protection Night Vision Missile Guidance System Satellite Very high optical density (OD) and high-layer count dielectric coatings Aviator’s Night Vision Imaging System “ANVIS” Defense and Aerospace *Automotive, Military & Industrial

3. Selective Targeting of High-Volume Consumer Applications

Leveraging Viavi's advanced Optical Coating Technology

- Unique, protected IP and know-how in 3D sensing filters
- Strategic partnerships with major consumer electronics OEMs
  - Current and future generation programs
- Proven track record of delivering into optical sensing ecosystem
- Differentiated high volume manufacturing capacity in US and in Asia

Proximity, ambient light, and UV sensors



Front Camera
3D Sensing, RGB NIR (low light imaging), Autofocus lens



Back Camera
3D Sensing, Autofocus lens



VIAVI www.viavisolutions.com
© 2016 Viavi Solutions Inc.
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Financial and Capital Allocation Model

Viavi FY16 Revenue and Profit Mix Overview Revenue Non-GAAP Operating Profit Net Revenue by Region Americas $463M EMEA $277M APJ $166M $116M $M $M $906M OSP NSE OSP NSE Anti-Counterfeiting NE Other Business SE Mature SE Growth OP% 12.8%

FY16 Revenue Performance Better than Expected FY16 Viavi Revenue at $906 million; grew 3% Y/Y NSE Revenue Change OSP Revenue Change SE Mature business run-off impacted NSE revenue performance Instrument (NE) revenue stabilized and maintained market share OSP revenue growth was broad based and led by alignment of multiple demand drivers in anti-counterfeiting $M $M NE $M $M 0% +20% +29% +29% -37% +29%

Disciplined Execution Drove FY16 Non-GAAP Operating Profit Growth & Operating Margin Expansion Viavi Non-GAAP Operating Profit Change Viavi Non-GAAP EPS Change NSE OPEX reduction primarily due to right sizing G&A post Lumentum spin-off Higher volumes in OSP drove significant operating leverage $M NSE OPEX Reduction $M +70% +100%

FY17 Outlook

Key Assumptions

- Cautious in NE (Instrument) business due to some softness seen in customer spend
- SE revenue will be largely impacted from actions to rationalize the SE Growth business and headwinds in SE Mature business
- NSE OPEX reduction continues in FY17
- OSP revenue declines due demand pull back as currency reprinting and banknote redesigns return to normal run rates
- OSP revenue in Q2'17 expected to be in the high $40M due to demand correction but recovers in 2H'17
- 2H'17 EPS projected to be stronger than 1H'17 as OSP revenue recovers

Operational Metrics	Outlook (Non-GAAP)
Viavi Revenue	**$830M to $860M**
NSE Revenue	$610M to $630M
OSP Revenue	$220M to $230M
Operating Margin	**11.5% to 13.5%**
Non-GAAP EPS	**$0.30 to $0.38**

Non-Operational Metrics	Outlook (Non-GAAP)
Other Income & Expenses	$8M to $9M
Tax expense rate	17% to 19%

VIAVI www.viavisolutions.com
© 2016 Viavi Solutions Inc.
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FY19 Outlook We expect to have a smaller but more Profitable Revenue Base Operational Metrics Outlook (Non-GAAP) Viavi Revenue (CAGR ‘16-’19) -2% to -4% NSE Revenue(CAGR ‘16-’19) -3% to -6% OSP Revenue (CAGR ‘16-’19) 0% to +4% Viavi Operating Margin 17% to 19% NSE Operating Margin 7% to 9% OSP Operating Margin 39% to 41% Non-GAAP EPS $0.45 to $0.55 Non-Operational Metrics Outlook (Non-GAAP) Other Income & Expenses $8M to $9M Tax Expense rate 17% to 19% Key Assumptions Macro environment does not degrade NE (Instruments) revenue will be Flat-to-Up as we defend & grow core business SE business rationalization complete. Retain minimal SE investments needed to differentiate NE OSP revenue assumes demand in anti-counterfeiting business normalizes & other adjacent businesses grow Includes investments to automate and streamline business processes Share count constant at 238 million shares to ensure good operational compare of EPS performance

$ OSP Rev NE Rev OSP Rev OPEX Efficiency $0.55+ & OPEX $ $ Upside FY16-FY19 EPS Expansion from De-emphasizing unprofitable product lines & OPEX reductions

Operational Efficiency is ongoing and part of our DNA Long-Term Mid-Term Short-Term FY16 realized savings $ Several initiatives in the OPEX efficiency funnel Automation of standardized processes Simplification and standardization of business processes spanning Quote-to-Cash and Procure-to-Pay Real estate consolidation Legal entity rationalization Rationalize SE portfolio and optimize OPEX across R&D and SG&A Higher effectiveness and efficiency in direct Sales R&D spend optimization in Instruments through platform consolidation and selective outsourcing Right-sized G&A post Lumentum spin-off Consolidated a couple of real-estate sites Partial offshoring of G&A

Our Healthy Cash Flow Strengthens Our Capital Structure FY16 Reported FY16 Adjusted High quality of earnings and solid management of working capital (1) Free cash flow includes cash flow from Ops less capital expenditures of $35.5 million (2) Adjusted cash flows from Ops includes cash flows from Ops adjusted for Spin and Restructuring related cash outflows of $52.1 million (3) Adjusted FCF includes free cash flow adjusted for Spin and Restructuring related cash outflows of $52.1 million 1 2 3

Our Long-Term Capital Allocation Priorities aligned to our Operational and Financial strategy Net Cash Maintenance and Run-Rate Investments OPEX CAPEX Required Pension Funding Organic Investments in Initiatives Revenue Growth Productivity Return Capital to Shareholders through Buy-backs Mergers and Acquisitions Incremental Pension Funding 1 2 3 4 5 Net Cash Cash Flow from Operations

$247 M $347 M Realized Unrealized Lumentum stake of 19.9% or 11.7 million shares at spin-off Monetized 8.3 million shares for cash proceed of $224 million Remaining 3.4M shares valued at $123 million1 Expected cash upside (realized + unrealized) of $100 million from Lumentum stake Realized upside will be returned to shareholders through the share repurchase program $ million 1: Remaining value using closing LITE share price of $36.43 as of 9/9/2016 Lumentum Stake Increased Share Repurchase Program from $100M to $150M Repurchased ~$21 million of Viavi shares in Q1’17 (Sept. 14, 2016) Returning upside from monetization of Lumentum stake to Viavi shareholders

Good liquidity position Strong Net cash position provides capital deployment flexibility 2018 Put date Convert limits flexibility in near-term Key Highlights Capital Structure (as of July 2, 2016) $ Million Total Cash $980M* Debt $650M Net Cash $330M Our Capital Structure Supports Investments & Cash Return in the Long–Term *Total cash includes cash and investments, which also includes marketable equity investments

Current Convertible Notes Terms Issue Size $650M Coupon 0.625% Final Maturity 8/15/2033 Put Date 8/15/2018 Call date 8/20/2018 Call/Put Price (%) 100% Conversion Price $11.28 Shares Underlying 57.6M Settlement Par in cash; balance in stock & cash Convertible Notes – Alternatives & Considerations Status Quo – Refinance in 2018 Early Repurchase Convertible Exchange Alternatives Stock Price Trajectory Market Conditions Corporate Initiatives Core Considerations

U.S. Federal NOLs totaled $5.0B at the end of FY16 NOLs have a 20-year carry-forward period First significant tranche to expire to occur in FY21 (~$1.2B) NOLs have been utilized by: Super Distributor Model brought back $100M+ in overseas profits and cash Lumentum spin-off transaction utilized ~$1B in NOLs Gains from LITE stock sale will be sheltered by our losses NOLs can be used to shield: Future profits in the U.S. generated from existing operations Future profits in the U.S. resulting from accretive acquisitions Section 382 Ownership change of capital stock would limit NOL annual usage Ownership changes >50 percentage points Rolling 3 years 5% shareholders Issue additional stock for M&A Viavi is acquired Our Net Operating Losses-Considerations

Summary

Vision: #1 or a strong #2 in all market segments where we compete NSE Strategy: Market leadership in NE reinforced by highly focused se Scale NE through share gain, consolidation, and expansion into adjacent markets Scaled down, highly focused investment in se that is synergistic with and leverages our NE position “Go deep” corporate development model to drive operating leverage OSP Strategy: Leverage proprietary Pigments and Optical Coating technologies to build market leadership in large, high value applications Defend and expand core anti-counterfeiting business Expand into high value existing and emerging AMI* applications Selectively target high volume consumer 3D sensing applications Summary *Automotive, Military & Industrial

Near-term: Operating Margin expansion in NSE De-emphasizing unprofitable assurance product lines accompanied with significant OPEX reduction Scale profitable instruments segment to drive Operating Margin expansion Continuing SG&A OPEX productivity improvements Recovery in OSP revenues in 2H FY2017 Medium-term: Market leader in physical and virtualized Test & Measurement instruments with opportunity to significantly grow market share Market leader in anti-counterfeiting Acceleration in OSP growth through diversification in high value applications Increased NOLs leverage with higher operating margins and accretive acquisitions Greater flexibility in capital structure enabling greater capital return to shareholders Viavi Investment Thesis

Q & A

NSE / OSP Demos & Product Showcase

Question: Where Does Fiber Inspection Occur?

Answer: Everywhere!



Devices | Premises
RAN | Access
Backhaul | Metro
Packet | IP Core
FEMTO
WIFI
HOME
SMALL CELL
MOBILE DEVICE
DAS
REMOTE OFFICE
DATA CENTER
ENTERPRISE
ONT
HOME
VOICE, VIDEO, DATA, IOT
ENTERPRISE
C-RAN
5G CELLSITE
4G LTE CELLSITE
2G/3G CELLSITE
5G
4G LTE
2G/3G
OLT
DSLAM
CENTRAL OFFICE
HFC
BACKHAUL
OTTCDN
CDN
MANAGED ENTERPRISE
CENTRAL OFFICE
REMOTE OFFICE
REMOTE OFFICE
DATA CENTER
5G
4G LTE
2G/3G
IMS
WIRELINE
ORIGIN SERVER
DATABASE SERVER
VIDEO
OTHER MOBILE NETWORKS
PSTN
INTERNET

www.viavisolutions.com
© 2016 Viavi Solutions Inc.
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Industry Challenge: WiFi Growth has Caused an Explosion of Complaints Internet of Things Viavi provides visualization of common WiFi problems to enable fast, easy resolution Training and real-time triage guidance with reports that prove speed and educate customers on performance Mobile devices and the IoT makes residential WiFi a necessity 50% of customer complaints are WiFi related Customers blame operators for slow service caused by customer owned WiFi

Optical Security and Performance Products (OSP) Come see how OSP enables new applications in Anti-counterfeiting, Consumer Electronics, Government & Aerospace, Healthcare and the Automotive industries. Anti-Counterfeiting Assured Currency and Brand Protection Consumer Electronics The Power of Precision Optical Coatings Military & Aerospace Customized Mission Critical Solutions Industrial Diverse Offerings for Industrial Applications Automotive Enhancing the Automotive Experience

Thank You

Appendix: Board Governance Update Historical Financials GAAP and Non-GAAP Income Statements and Reconciliation

Viavi Governance Update Directors elected on an annual basis – no classified board Majority vote standard for election of directors (except in contested elections) No poison pill/rights plan Single class of voting stock Average tenure of 4.7 years for non-employee directors All members of the Board, except CEO, are independent All directors re-nominated for election at the Annual Meeting to be held on November 15, 2016

GAAP Income Statement FY 2015 FY 2015 FY 2016 FY 2016 GAAP Income Statement Jun-15 Jun-15 Jun-16 Jun-16 ($ in millions, except per share amounts) Net revenue $ 873.9 $ 906.3 Cost of revenues 321.9 339.3 Amortization of acquired technologies 31.9 17.3 Total cost of revenues 353.8 356.6 Gross profit 520.1 549.7 Operating expenses: Research and development 173.3 166.4 Selling, general and administrative 375.6 349.9 Amortization of other intangibles 19.5 14.6 Impairment of goodwill — 91.4 Loss (gain) on disposal of long-lived assets 0.7 1.2 Restructuring and related charges 26.8 10.5 Total operating expenses 595.9 634.0 Income (loss) from operations (75.8) (84.3) Interest and other income (expense), net 3.7 2.5 Gain on sale of investments 0.1 71.6 Interest expense (33.3) (35.7) Income (loss) from continuing operations before income taxes (105.3) (45.9) Income tax expense (benefit) 26.1 4.5 Income (loss) from continuing operations, net of tax $ (131.4) $ (50.4) Income (loss) from discontinued operations, net of tax 43.3 (48.8) Net income (loss) $ (88.1) $ (99.2) Basic and diluted net income (loss) per share from: Continuing operations $ (0.57) $ (0.22) Discontinued operations 0.19 (0.20) Net income (loss) $ (0.38) $ (0.42) Shares used in per-share calculation (basic) 232.7 234.0 Shares used in per-share calculation (diluted) 232.7 234.0 FY 2015 FY 2015 FY 2016 FY 2016 % Total GAAP Revenue Jun-15 Jun-15 Jun-16 Jun-16 Gross margin 59.5% 59.5% 60.7% 60.7% Research and development 19.8% 19.8% 18.4% 18.4% Selling, general and administrative(1) 43.1% 43.1% 38.7% 38.7% Total operating expenses 68.2% 68.2% 70.0% 70.0% Operating margin (8.7)% (8.7)% (9.3)% (9.3)% (1) Includes Loss (gain) on disposal of long-lived assets

Non-GAAP Income Statement Unaudited FY 2015 FY 2015 FY 2016 FY 2016 Non-GAAP Income Statement Jun-15 Jun-15 Jun-16 Jun-16 ($ in millions, except per share amounts) Net revenue $ 873.9 $ 906.3 Cost of revenues 316.5 334.1 Gross profit 557.4 572.2 Operating expenses: Research and development 161.4 154.3 Selling, general and administrative 328.0 302.3 Total operating expenses 489.4 456.6 Income from operations 68.0 115.6 Interest and other income (expense), net (6.5) (6.6) Income (loss) before income taxes 61.5 109.0 Income tax expense (benefit) 17.5 19.0 Net income (loss) $ 44.0 $ 90.0 Net income (loss) per share, basic and diluted $ 0.19 $ 0.38 Shares used in per-share calculation (basic) 232.7 234.0 Shares used in per-share calculation (diluted) 236.8 237.3 Unaudited FY 2015 FY 2015 FY 2016 FY 2016 % Total Non-GAAP Revenue Jun-15 Jun-15 Jun-16 Jun-16 Gross margin 63.8% 63.1 % Research and development 18.5% 17.0 % Selling, general and administrative 37.5% 33.4 % Total operating expenses 56.0% 50.4 % Operating margin 7.8% 12.8%

Reconciliation of GAAP Measures to Non-GAAP Measures Unaudited FY 2015 FY 2015 FY 2016 FY 2016 Gross Profit - GAAP to Non-GAAP Reconciliation Jun-15 Jun-15 Jun-16 Jun-16 ($ in millions) GAAP gross profit $ 520.1 $ 549.7 Stock-based compensation 4.2 4.8 Amortization of intangibles 31.9 17.3 Other charges unrelated to core operating performance 1.2 0.4 Non-GAAP gross profit $ 557.4 $ 572.2 Unaudited FY 2015 FY 2015 FY 2016 FY 2016 Operating Income - GAAP to Non-GAAP Reconciliation Jun-15 Jun-15 Jun-16 Jun-16 GAAP operating (loss) income $ (75.8) $ (84.3) Stock-based compensation 47.5 42.4 Amortization of intangibles 51.4 31.9 Other charges related to non-recurring activities 18.1 23.7 Impairment of goodwill — 91.4 Restructuring and related charges 26.8 10.5 Non-GAAP operating income $ 68.0 $ 115.6 Unaudited FY 2015 FY 2015 FY 2016 FY 2016 Net (Loss) Income GAAP to Non-GAAP Reconciliation Jun-15 Jun-15 Jun-16 Jun-16 GAAP net loss $ (88.1) $ (99.2) Stock-based compensation 47.5 42.4 Amortization of intangibles 51.4 31.9 Restructuring and related charges 26.8 10.5 Other charges unrelated to core operating performance 18.1 23.7 Impairment of goodwill — 91.4 Interest and other income (2.3) — Non-cash interest expense 25.3 26.6 Gain, loss or impairment of investments — (71.6) Discontinued operations, net of tax (43.3) 48.8 Income taxes 8.6 (14.5) Non-GAAP net income $ 44.0 $ 90.0